Employee Benefits	12 Months Ended
Dec. 31, 2018
Compensation Related Costs [Abstract]
Employee Benefits
Employee benefits
We have a performance related bonus plan (STI) for some of our management. In 2018, we increased the number of employees who qualified for this bonus plan. Under this plan, the amounts depend on company and individual performance. Within ASML, the STI for these members of management (excluding BoM) can range between 0 percent and 112.5 percent of their annual base salary, depending on the job levels. The performance targets are set for a whole year. The STI over 2018 are accrued for in the Consolidated Balance Sheets as of December 31, 2018 and are expected to be paid in the first quarter of 2019.
Our STI expenses for the BoM and other management were as follows:

Year ended December 31	2016	2017	2018
(in millions)	EUR	EUR	EUR

Board of Management[1]	3.5	3.8	4.5
Other management	48.5	51.7	64.6
Bonus expenses	52.0	55.5	69.1

1.	Includes all members that served on the Board of Management throughout the year.
Profit-sharing plan
We have a profit-sharing plan covering all European employees (in 2017 and 2016 this also included US non-sales employees) who are not members of the BoM or other management. Under the plan, eligible employees receive an annual profit-sharing, based on a percentage of net income relative to total net sales ranging from 0 percent to 20.0 percent of their annual salary. The profit sharing for the years 2018, 2017 and 2016 was EUR 82.6 million, EUR 126.0 million and EUR 93.3 million, respectively. Our profit is also one of the criteria for the variable pay programs for employees in Asia, and as of 2018, this also includes US non–sales employees. Expenses in relation to these plans amount to EUR 86.5 million for 2018, EUR 40.3 million for 2017 and EUR 33.8 million for 2016.
Share-based compensation
In the past we have adopted various share and option plans for our employees. Starting January 1, 2014 the Employee Umbrella Share Plan has become effective, covering all grants made as of that date for our employees. The AGM approves each year the maximum number of shares that can be used by ASML to execute share-based incentives. Within this limit, the SB determines the maximum number of shares that is granted to the BoM in line with the Remuneration Policy and the BoM determines the total maximum of shares that can be granted in that year for eligible employees in line with existing policies. Our current share-based compensation plans do not provide for cash settlement of options and shares.
The total gross amount of recognized compensation expenses associated with share-based payments (including share-based payments to the BoM) was EUR 46.3 million in 2018, EUR 53.1 million in 2017 and EUR 47.7 million in 2016. The tax benefit (excluding excess tax benefits) recognized related to the recognized share-based compensation costs in the US amounted to EUR 5.6 million in 2018, EUR 8.7 million in 2017 and EUR 10.0 million in 2016.
Total compensation costs (including share-based payments to the BoM) to be recognized in future periods amount to EUR 94.2 million as of December 31, 2018 (2017: EUR 78.5 million; 2016: EUR 83.2 million). The weighted average period over which these costs are expected to be recognized is calculated at 1.7 years (2017: 1.8 years; 2016: 1.9 years).
Employee Umbrella Share Plan
The Employee Umbrella Share Plan, effective as of January 1, 2014 covers all employees. Within this plan, we distinguish between performance and incentive shares. Within the incentive category, prior to October 3, 2016 employees could choose, at inception, to convert the shares into options. As of October 3, 2016 this option no longer exists. All grants under the Employee Umbrella Share Plan typically have a three-year vesting period.
Share plans
Our current share plans typically include a three-year service period and some plans have vesting conditions which are based on performance. The fair value of shares is determined on the closing trading price of our shares listed at Euronext Amsterdam on the grant date.
Details with respect to shares granted and vested during the year are set out in the following table:

	EUR-denominated			USD-denominated
Year ended December 31	2016	2017	2018	2016	2017	2018

Total fair value at vesting date of shares vested during the year (in millions)	25.5	49.9	46.4	31.3	53.3	61.6
Weighted average fair value of shares granted	87.21	125.16	161.63	96.00	130.77	187.98

A summary of the status of conditionally outstanding shares as of December 31, 2018, and changes during the year ended December 31, 2018, is presented below:

	EUR-denominated		USD-denominated
	Number of shares	Weighted average fair value at grant date (EUR)	Number of shares	Weighted average fair value at grant date (USD)

Conditional shares outstanding at January 1, 2018	782,090	99.10	836,554	107.61
Granted	288,679	161.63	348,997	187.98
Vested	(293,075)	108.10	(315,333)	113.96
Forfeited	(56,867)	96.98	(209,036)	108.33
Conditional shares outstanding at December 31, 2018	720,827	120.73	661,182	146.78

Option plans
Our option plans typically vest over a three-year service period with any unexercised stock options expiring 10 years after the grant date. Options granted have fixed exercise prices equal to the closing price of our shares listed at Euronext Amsterdam on grant date. The fair value of stock options was determined using a Black-Scholes option valuation model. As of 2017 we no longer grant options to our employees.
The Black-Scholes option valuation of our last stock options granted in 2016 were based on the following assumptions:

Year ended December 31	2016

Weighted average share price (in EUR)	88.3
Volatility (in percentage)	27.2
Expected life (in years)	5.7
Expected dividend yield (in EUR)	2.94

When establishing the expected life assumption, we considered the contractual terms of the stock options as well as historical employee exercise behavior.
Details with respect to stock options are set out in the following table:

	EUR-denominated			USD-denominated
Year ended December 31	2016	2017	2018	2016	2017	2018

Weighted average fair value of stock options granted	20.34	—	—	22.69	—	—
Weighted average share price at the exercise date of stock options	98.08	132.67	169.68	100.68	148.48	201.01
Aggregate intrinsic value of stock options exercised (in millions)	11.5	12.5	13.6	4.1	4.8	7.6
Weighted average remaining contractual term of currently exercisable options (in years)	3.69	3.80	4.76	4.71	4.49	5.20
Aggregate intrinsic value of exercisable stock options (in millions)	22.3	21.0	8.9	8.9	13.1	5.2
Aggregate intrinsic value of outstanding stock options (in millions)	22.7	21.2	9.0	8.9	13.2	5.2

The number and weighted average exercise prices of stock options as of December 31, 2018, and changes during the year then ended are presented below:

	EUR-denominated		USD-denominated
	Number of options	Weighted average exercise price per ordinary share (EUR)	Number of options	Weighted average exercise price per ordinary share (USD)

Outstanding, January 1, 2018	207,796	42.67	118,659	62.85
Granted	—	—	—	—
Exercised	(90,710)	19.86	(46,208)	36.65
Forfeited	—	—	—	—
Expired	(197)	—	(2,152)	—
Outstanding, December 31, 2018	116,889	60.41	70,299	81.43
Exercisable, December 31, 2018	116,692	60.49	70,299	81.43

Details with respect to the stock options outstanding are set out in the following table:

EUR-denominated			USD-denominated
Range of exercise prices (EUR)	Number of outstanding options at December 31, 2018	Weighted average remaining contractual life of outstanding options (years)	Range of exercise prices (USD)	Number of outstanding options at December 31, 2018	Weighted average remaining contractual life of outstanding options (years)

15 - 20	9,347	0.79	15 - 20	—	0.00
20 - 25	11,227	1.80	20 - 25	—	0.00
25 - 40	9,343	2.74	25 - 40	10,212	1.90
40 - 50	11,231	3.79	40 - 50	950	2.62
50 - 60	8,853	4.95	50 - 60	3,760	3.66
60 - 70	17,079	4.93	60 - 70	729	4.06
70 - 80	16,517	6.40	70 - 80	1,422	4.30
80 - 90	33,292	6.78	80 - 90	15,155	5.78
90 - 100	—	0.00	90 - 100	38,071	6.13
Total	116,889	4.76	Total	70,299	5.20

Employee purchase plan
Every quarter, we offer our worldwide payroll employees the opportunity to buy our shares against fair value using their net salary. The BoM is excluded from participation in this plan. The fair value for shares is based on the closing price of our shares listed at Euronext Amsterdam on grant date. The maximum net amount for which employees can participate in the plan amounts to 10.0 percent of their annual gross base salary. When employees retain the shares for a minimum of 12 months, we will pay out a 20.0 percent cash bonus on the initial participation amount.
Deferred compensation plans
In July 2002, we adopted a non-qualified deferred compensation plan for our US employees that allows a select group of management or highly compensated employees to defer a portion of their salary, bonus, and commissions. The plan allows us to credit additional amounts to the participants’ account balances. The participants divide their funds among the investments available in the plan. Participants elect to receive their funds in future periods after the earlier of their employment termination or their withdrawal election, at least 3 years after deferral. There were minor expenses relating to this plan in 2018, 2017 and 2016. Cymer has a similar non-qualified deferred compensation plan for a selected group of management level employees in the US in which the employee may elect to defer receipt of current compensation in order to provide retirement and other benefits on behalf of such employee backed by Cymer owned life insurance policies.
As of December 31, 2018, our liability under deferred compensation plans was EUR 46.8 million (2017: EUR 43.6 million).
Pension plans
We maintain various pension plans covering substantially all of our employees. There are 10,027 eligible employees in the Netherlands. These employees participate in a multi-employer union plan (PME) determined in accordance with the collective bargaining agreements effective for the industry in which we operate. This collective bargaining agreement has no expiration date. This multi-employer union plan, accounted for as a defined-contribution plan, covers approximately 1,400 companies and approximately 154,000 contributing members. Our contribution to the multi-employer union plan was 9.6 percent of the total contribution to the plan as per the Annual Report for the year ended December 31, 2017. The plan monitors its risks on a global basis, not by participating company or employee, and is subject to regulation by Dutch governmental authorities. By law (the Dutch Pension Act), a multi-employer union plan must be monitored against specific criteria, including the coverage ratio of the plan’s assets to its obligations. As of January 1, 2015 new pension legislation has been enacted. This legislation results in among others, an increase of legally required coverage levels. The coverage percentage is calculated by dividing the funds capital by the total sum of pension liabilities and is based on actual market interest rates. The coverage ratio as per December 31, 2018 of 101.3 percent (December 31, 2017: 100.1 percent) is calculated giving consideration to the new pension legislation and is below the legally required level. However, we have no obligation to pay off any deficits the pension fund may incur, nor do we have any claim to any potential surpluses.
Every company participating in the PME contributes a premium calculated as a percentage of its total pensionable salaries, with each company subject to the same contribution rate. Although the premium can fluctuate yearly based on the coverage ratio of the multi-employer union plan, for the 5-year period 2015-2019 the contribution percentage has been fixed at 23.6 percent (2014: 24.1 percent). The pension rights of each employee are based upon the employee’s average salary during employment.
Our net periodic pension cost for this multi-employer union plan for any period is the amount of the required employer contribution for that period.
We also participate in several other defined contribution pension plans (outside the Netherlands), with our expenses for these plans equaling the employer contributions made in the relevant period.
Our pension and retirement expenses for all employees for the years ended December 31, 2018, 2017 and 2016 were:

Year ended December 31	2016	2017	2018
(in millions)	EUR	EUR	EUR

Pension plan based on multi-employer union plan	54.9	62.4	74.0
Pension plans based on defined contribution	30.8	38.4	48.0
Pension and retirement expenses	85.7	100.8	122.0